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                       SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON DC 20549


                                  -------------


                                    FORM 8-K



                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) June 1, 2001
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                           EXCHANGE APPLICATIONS, INC.
                           ---------------------------
               (Exact Name of Registrant as Specified in Charter)




    DELAWARE                        0-24679                     04-3338916
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 (State or Other                  (Commission                  (IRS Employer
  Jurisdiction                    File Number)               Identification No.)
of Incorporation)



                  89 South Street, Boston, Massachusetts 02111
                  --------------------------------------------
               (Address of Principal Executive Offices) (ZIP Code)



        Registrant's telephone number, including area code (617) 737-2244
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ITEM 5.  OTHER EVENTS.
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         On June 1, 2001, Exchange Applications, Inc., (the "Company") issued a
12% Bridge Promissory Note (the "Replacement Note") and a Warrant (the "Replacement Warrant") to purchase up to the sum of (a) 487,026 and (b) 876,646 shares of Common Stock, $.001 par value per share (the "Warrant Shares") to InSight Capital Partners and certain of its affiliated funds (collectively, "InSight") for an aggregate principal amount of $7.0 million. The Replacement
Note is being issued to amend the notes previously issued by the Company to InSight on February 20, 2001 and March 28, 2001 (the "Original Notes"). The Original Notes were issued in exchange for aggregate consideraton of up to $4.5 million and the Replacement Note is being issued for the additional consideration of $2.5 million that was received by the Company on June 1, 2001. The Replacement Warrant is being issued in exchange for the warrants previously issued by the Company to InSight on February 20, 2001 and March 28, 2001.

         The Replacement Note matures on the earlier to occur of (1) January 15, 2002 or (2) at the closing of the first to occur of: (a) an equity financing, as such term is defined in the Securities Purchase Agreement, dated as of June 1, 2001, by and among the Company and InSight, (an "Equity Financing") or (b) a sale of the corporation, as such term is defined in the Certificate of Incorporation, as in effect on the date hereof (a "Sale of the Corporation"); provided, however, that the Company may prepay the Replacement Note, together with the accrued and unpaid interest thereon, in whole upon consummation of a transaction (i) which does not constitute an Equity Financing or a Sale of the Corporation and (ii) which results in the Company having at least $25 million in cash or cash equivalents. Interest on the Replacement Note accrues daily at the rate of twelve percent per annum.

         The Replacement Warrant is exercisable at any time on or prior to June 1, 2011. The exercise price for each Warrant Share shall be the lowest market price for the period commencing on February 20, 2001 and ending on the earliest of (i) the exercise date, (ii) the date on which payment in full by the Company of the outstanding principal amount of the Replacement Note, and all accrued and unpaid interest thereon, is made to InSight and (iii) the date on which all of the Company's obligations under the Replacement Note are terminated due to a conversion of the Replacement Note pursuant to its terms.


















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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
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         (C)  EXHIBITS.
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         Exhibit 99.1    Form of Securities Purchase Agreement, dated as of June
                         1, 2001, by and among the Company and InSight.

         Exhibit 99.2 Form of 12% Bridge Promissory Note in the aggregate principal amount of up to $7,000,000 issued by the Company to InSight, dated as of June 1, 2001.

         Exhibit 99.3 Form of Warrant issued by the Company to InSight, dated June 1, 2001.

         Exhibit 99.4 Form of Third Amended and Restated Registration Rights Agreement, dated as of June 1, 2001, by and among the Company and InSight.




































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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                               EXCHANGE APPLICATIONS, INC.


                                               By: /s/ Andrew J. Frawley
                                                   -----------------------------
                                                   Andrew J. Frawley
                                                   Chairman of the Board and CEO
Dated: June 11, 2001





































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                                  EXHIBIT INDEX




Exhibit No.         Description
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Exhibit 99.1        Form of Securities Purchase Agreement, dated as of June 1,
                    2001, by and among the Company and InSight.


Exhibit 99.2 Form of 12% Bridge Promissory Note in the aggregate principal amount of up to $7,000,000 issued by the Company to InSight, dated as of June 1, 2001.


Exhibit 99.3        Form of Warrant issued by the Company to InSight, dated June
                    1, 2001.


Exhibit 99.4 Form of Third Amended and Restated Registration Rights Agreement, dated as of June 1, 2001, by and among the Company and InSight.































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